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                         HARTFORD LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT TWO

               TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY
                          POST-SUBSTITUTION SUPPLEMENT
                             DATED DECEMBER 21, 1999
                                       TO
                        THE PROSPECTUS DATED MAY 3, 1999

         On December 20, 1999, Hartford Life Insurance Company ("Hartford") made the following substitution of shares held by Sub-Accounts of Separate Account Two ("DC-II"): shares of Hartford Advisers HLS Fund, Inc. for shares of American Century Variable Portfolios, Inc. American Century VP Advantage Fund. The foregoing substitution was carried out pursuant to an order of the Securities and Exchange Commission issued on December 7, 1999 and, where required, with the approval of the appropriate state insurance regulatory authorities. The effect of the share substitution was to replace shares of American Century Variable Portfolios, Inc. American Century VP Advantage Fund with those of Hartford Advisers HLS Fund, Inc. and to eliminate the American Century VP Advantage Sub-Account under the Contracts as described in your Prospectus. All references to American Century VP Advantage Fund are hereby deleted from your Prospectus.

         You should carefully read the prospectus for Hartford Advisers HLS Fund, Inc., including information pertaining to the investment objective, policies and risks of the Fund.

         Each Contract Owner and Participant affected by the substitution has been sent a written notice informing them that the substitution was carried out and that they each may make one transfer of all amounts under a Contract invested in the affected Sub-Account on the date of the notice to another Sub-Account. Because we have waived the transfer fee under the Contracts, that transfer will not be subject to a transfer fee and will not be counted as one of the twelve "free" transfers permitted under a Contract. If a Contract Owner or Participant exercises his or her right to execute this transfer, it will not be considered to be a transfer between competing Sub-Accounts. However, a transfer to the General Account option of any assets, which were previously held in the General Account option at any time during the preceding three (3) months, will not be permitted. Also, other than as stated in this supplement, Hartford will not exercise any rights reserved under the Contract to impose additional restrictions on transfers until at least thirty (30) days after the date of this supplement.

         This supplement should be retained with the Prospectus for future reference.

33-59541